Related Party Transactions	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

15. RELATED PARTY TRANSACTIONS

Fly has no employees and has outsourced the daily operations of the Company by entering into management, servicing and administrative agreements (the “Agreements”) with BBAM. Services to be rendered under these agreements include acquiring and disposing of aircraft; marketing of aircraft for lease and re-lease; collecting rent and other payments from the lessees; monitoring maintenance, insurance and other obligations under the leases; enforcing the Company’s rights under the lease terms; and maintaining the books and records of the Company and its subsidiaries. The Manager manages the Company under the direction of its chief executive officer and chief financial officer. Pursuant to the terms of the Agreements, certain fees and expenses that may be payable to the Manager may be reduced for any like payments made to other BBAM affiliates.

On December 28, 2012, in connection with the sale of the Company’s 15% interest in BBAM to Onex, the Management Agreement was amended and the term of the agreement was extended to December 28, 2022, with an automatic five year renewal period unless the Company pays a termination fee to the Manager of $8.4 million, subject to an annual CPI adjustment. In connection with the sale of its 15% interest in BBAM LP, the Company paid BBAM a fee equal to 1.5% of the selling price or $0.7 million.

Pursuant to the Agreements, BBAM is entitled to receive servicing fees. On October 24, 2014, in connection with the amendment to the indenture governing the Notes, the servicing agreement for B&B Air Funding was also amended to clarify the calculation of the sales fee payable to the servicer upon disposition of an aircraft, and to conform its insurance requirements and concentration limits to the same terms in the amended indenture.  With respect to aircraft financed by the Notes, BBAM is entitled to receive a base fee of $150,000 per month, subject to certain adjustments, and a rent fee equal to 1.0% of the aggregate amount of aircraft rent due and 1.0% of rent actually collected. With respect to all other aircraft, BBAM is entitled to receive a servicing fee equal to 3.5% of the aggregate amount of rent actually received for such aircraft. For the years ended December 31, 2014,  2013 and 2012, base and rent fees incurred amounted to $14.4 million, $12.1 million and $12.6 million, respectively.

BBAM is entitled to an administrative agency fee from B&B Air Funding equal to $750,000 per annum, subject to an annual CPI adjustment. Prior to August 2012, BBAM was entitled to an administrative fee from B&B Air Acquisition of $240,000 per annum. For all other aircraft, BBAM is entitled to an administrative fee of $1,000 per month per aircraft. In addition, BBAM is entitled to a servicer administrative fee of $10,000 per month under each of the Term Loan and Fly Acquisition II Facility. For the years ended December 31, 2014,  2013 and 2012,  $2.1 million, $1.9 million and $1.8 million of administrative fees were paid in each respective period.

For its role as exclusive arranger, BBAM receives a fee equal to 1.5% of the purchase price of aircraft acquired. BBAM also receives 1.5% of the sale proceeds of all disposed aircraft. However, in connection with the GAAM Portfolio, the Company paid the Manager a disposition fee equal to 2% of the gross proceeds in respect of the disposition of nine aircraft completed prior to October 14, 2013. The disposition fee payable on the remaining aircraft is 1.5% of the aggregate gross proceeds on disposition. With respect to aircraft acquired in the first quarter of 2014, the Manager waived the origination fees that it was entitled to receive from the Company. For the year ended December 31, 2014, the Company incurred $12.8 million of origination fees, of which $3.1 million were expensed. For the year ended December 31, 2014, $2.2 million of fees were incurred for aircraft sold. For the year ended December 31, 2013, $9.5 million and $2.0 million of fees were incurred for aircraft acquired and sold, respectively. For the year ended December 31, 2012, $0.9 million and $1.2 million of fees were incurred for aircraft acquired and sold, respectively.

The Company makes quarterly payments of $2.5 million, subject to an annual adjustment tied to the Consumer Price Index applicable to the prior calendar year, to the Manager as compensation for providing the services of the chief executive officer, the chief financial officer and other personnel, and for certain corporate overhead costs related to the Company (“Management Expenses”). The amount is subject to adjustment by notice from the Manager and the approval of the independent members of the Company’s board of directors. For the years ended December 31, 2014,  2013 and 2012, the Company incurred $10.6 million, $10.5 million and $10.3 million of Management Expenses, respectively.

In connection with its services, the Manager may incur expenses such as travel, insurance and other professional fees on behalf of the Company. The Company had $0.3  million and $0.8 million of reimbursable expenses due to the Manager at December 31, 2014 and 2013, respectively.

In 2010, Summit purchased 1,000,000 common shares of the Company in the form of ADSs from Babcock & Brown. The Company has a right of first refusal on any sale of these shares by Summit until April 2015.

In connection with the repricing of the Term loan on December 18, 2012, the Company paid a one-time success fee to BBAM of $0.2 million.

On December 28, 2012, Summit and Onex purchased 2,191,060 newly issued common shares of the Company in the form of ADSs for an aggregate of $25.0 million, or $11.41 per ADS. The share price represents a 5% discount to the volume-weighted average price of the Company’s common shares in the five-day period ended November 29, 2012. The shares are subject to lock-up provisions. The Company paid a 4.0% commission or $1.0 million to BBAM in connection with the issuance of these shares.

In connection with the Company’s underwritten public offering in July 2013, the Company sold 142,857 common shares in the form of ADSs to certain officers and directors of Fly and BBAM LP at the public offering price of $14.00 per ADS, generating proceeds of $2.0 million.

The Company’s minimum long-term contractual obligations with BBAM LP as of December 31, 2014, excluding rent fees, consisted of the following:

	2014	2015	2016	2017	2018	Thereafter	Total
	(Dollars in thousands)
Fixed base fee payments(1)	$2,029	$2,029	$2,029	$2,029	$2,029	$10,479	$20,624
Fixed administrative agency fee payments due by B&B Air Funding(1)	845	845	845	845	845	4,368	8,593
Fixed administrative agency fee payments due by Fly Acquisition II	168	168	168	109	48	236	897
Fixed administrative services fee due by Fly Peridot	418	333	299	240	158	91	1,539
Fixed administrative agency fee payments due by other subsidiaries	708	632	566	436	326	1,080	3,748
Fixed payments for Management Expenses(1)(2)	10,713	10,713	10,713	10,713	10,713	40,498	94,063
Total	$14,881	$14,720	$14,620	$14,372	$14,119	$56,752	$129,464

(1)Amounts in the table assume Consumer Price Index (“CPI”) rates in effect as of December 31, 2014 remain constant in future periods.

(2)The initial term of the Management Agreement is for ten years from December 28, 2012, with an automatic five year renewal period. The agreement provides for an early termination fee of  $8.4 million, subject to an annual CPI adjustment. The table assumes termination of the agreement after the initial ten year term and payment of the applicable termination fee.